UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2002

001-6926

(Commission File Number)

___________________________________

C. R. BARD, INC.

(Exact name of registrant as specified in its charter)

New Jersey 22-1454160

(State of incorporation) (IRS Employer

Identification No.)

730 Central Avenue, Murray Hill, New Jersey 07974

(Address of principal executive offices)

(908) 277-8000

(Registrant's telephone number)

Item 5. Other Events.

On January 4, 2002, C. R. Bard, Inc. ("Bard") and Tyco International Ltd., a Bermuda Company ("Tyco"), announced that they had amended the agreement and plan of merger dated as of May 29, 2001 among Bard, Tyco Acquisition Corp. XXII (NV), a Nevada corporation and a wholly owned subsidiary of Tyco ("Tyco Acquisition"), and S2 Mergersub Inc., a New Jersey corporation and a wholly owned subsidiary of Tyco Acquisition (the "Merger Agreement"), to change the termination date contained therein from January 31, 2002 to March 31, 2002.

A copy of the joint press release of Tyco and Bard with respect to the amendment of the Merger Agreement is included herein as Exhibit 99.1.

The joint press release is incorporated by reference into this Item 5, and the foregoing description of such document is qualified in its entirety by reference to such exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit Number Title

99.1 Joint Press Release, dated January 4, 2002.

Pursuant to the requirement of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 7, 2002

C. R. BARD, INC.

By: Charles P. Slacik /s/

Name: Charles P. Slacik

Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number Title

99.1 Joint Press Release, dated January 4, 2002.

Exhibit 99.1

Tyco and C. R. Bard Amend Merger Agreement

PEMBROKE, Bermuda, and MURRAY HILL, N.J., Jan. 4 /PRNewswire/--

Tyco International Ltd. (NYSE: TYC; LSE: TYI; BSE: TYC), a diversified manufacturing and service company, and C. R. Bard, Inc. (NYSE: BCR), a leading multinational developer, manufacturer and marketer of health care products, today announced that they have amended the agreement and plan of merger dated May 29, 2001 between Bard and a subsidiary of Tyco to change the termination date contained in the agreement from January 31,

2002 to March 31, 2002. The closing of the merger remains subject to customary conditions, including U.S. and international regulatory review.

Dennis Kozlowski, Tyco's Chairman and Chief Executive Officer, commented:

"Both we and Bard remain committed to completing this transaction as soon as possible.

This amendment evidences our commitment to working with the regulators towards that end."

ABOUT TYCO INTERNATIONAL

Tyco International Ltd. (NYSE: TYC, LSE: TYI, BSE: TYC) is a diversified manufacturing and service company. Tyco is the world's largest manufacturer and servicer of electrical and electronic components; the world's largest designer, manufacturer, installer and servicer of undersea telecommunications systems; the world's largest manufacturer, installer and provider of fire protection systems and electronic security services and the world's largest manufacturer of specialty valves. Tyco also holds strong leadership positions in medical device products, financing and leasing capital, plastics and adhesives. Tyco operates in more than 100 countries and had fiscal 2001 revenues in excess of $36 billion.

ABOUT C.R. BARD, INC.

Bard (www.crbard.com), headquartered in Murray Hill, New Jersey, is a leading multinational developer, manufacturer and marketer of health care products in the fields of vascular, urology,

oncology and surgical specialty products.

Forward-Looking Information

This press release contains "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements are based on current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially. The following factors,

among others, could cause actual results to differ materially from those described in the forward-looking statements: inability to obtain, or meet conditions imposed for, governmental approvals;

and the risk that other conditions to the closing of the merger will not be satisfied. Tyco and Bard undertake no obligation to (and expressly disclaim any obligation to) update or alter these forward-looking statements,

whether as a result of new information, future events or otherwise.

MAKE YOUR OPINION COUNT - Click Here

http://tbutton.prnewswire.com/prn/11690X52617954

SOURCE Tyco International Ltd.

-0- 01/04/2002

/CONTACT: Maryanne Kane, Chief Communications Officer of Tyco International, +1-508-747-0800;

or Todd Schermerhorn, VP and Treasurer of C.R. Bard, Inc., +1-908-277-8139/

/Company News On-Call: http://www.prnewswire.com/comp/897850.html/

/Web site: http://www.crbard.com/

/Web site: http://www.tyco.com/

(TYC BCR)

CO: Tyco International Ltd.; C. R. Bard, Inc. ST: New Jersey IN: FIN HEA

CPR SU: TNM